EXHIBIT 10.4

                             KERR-McGEE CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN
              (As Amended and Restated, Effective January 1, 2003)


                                Table of Contents

Article                                                                     Page
-------                                                                     ----

    I  Definitions          ...................................................1
         1.1 Affiliate      ...................................................1
         1.2 Committee      ...................................................1
         1.3 Company        ...................................................1
         1.4 Deferral Form  ...................................................1
         1.5 Deferred Cash Account.............................................2
         1.6 Deferred Stock Award Account......................................2
         1.7 Disabled       ...................................................2
         1.8 Eligible Employee.................................................2
         1.9 Eligible Income ..................................................2
         1.10 Employee      ...................................................2
         1.11 ERISA         ...................................................2
         1.12 Investment Options...............................................2
         1.13 Normal Distribution Date.........................................2
         1.14 Participant   ...................................................3
         1.15 Plan          ...................................................3
         1.16 Plan Year     ...................................................3
         1.17 Restricted Stock.................................................3
         1.18 Shares        ...................................................3
         1.19 Stock Award   ...................................................3

  II   Participation        ...................................................3

 III   Cash Deferrals       ...................................................3
         3.1 Deferral Elections................................................3
             (a) Incentive Awards..............................................3
             (b) Base Salary...................................................3
         3.2 Revision of Elections.............................................4
         3.3 Crediting of Deferrals............................................4
         3.4 Vesting        ...................................................4
         3.5 Earnings       ...................................................4
         3.6 Distributions of Deferred Cash Accounts...........................4
             (a) Early Distribution............................................4
             (b) Normal Distribution...........................................4
             (c) Disability Distribution.......................................5
             (d) General Rule..................................................5
         3.7 Distributions Upon Death..........................................5
         3.8 Manner of Payment.................................................5
         3.9 Consolidation of Payments.........................................5

  IV   Stock Deferrals          ...............................................6
         4.1 Deferrals of Stock Awards.........................................6
             (a) Stock Options and SARS........................................6
             (b) Restricted Stock Awards.......................................6
         4.2 Election Irrevocable..............................................6


IV     Stock Deferrals (con't)
         4.3 Crediting of Deferrals............................................6
         4.4 Distribution of Deferred Stock Award Accounts.....................6
             (a) Early Distribution............................................6
             (b) Normal Distribution...........................................7
             (c) Disability Distribution.......................................7
             (d) General Rule..................................................7
         4.5 Distributions Upon Death..........................................7
         4.6 Manner of Payment.................................................7
         4.7 Consolidation of Payments.........................................7

   V   Immediate In-Service Withdrawals........................................8

  VI   Administration           ...............................................8
         6.1 General Administration............................................8
         6.2 Effect of Taxation................................................8
         6.3 Claims for Benefits...............................................8
             (a) Filing a Claim................................................8
             (b) Denial of Claim...............................................9
             (c) Reasons for Denial............................................9
             (d) Review of Denial..............................................9
             (e) Decision Upon Review.........................................10
             (f) Other Procedures.............................................10
             (g) Finality of Determinations; Exhaustion of Remedies...........10
             (h) Effect of Committee Action...................................11
         6.4 Indemnification  ................................................11

VII    Amendment or Termination   ............................................11
         7.1 Amendment or Termination.........................................11
         7.2 Effect of Amendment or Termination...............................11

VIII   General Provisions       ..............................................12
         8.1 Rights Unsecured.................................................12
         8.2 No Guarantee of Benefits.........................................12
         8.3 No Enlargement of Rights.........................................12
         8.4 Spendthrift Provision............................................12
         8.5 Applicable Law  .................................................12
         8.6 Incapacity of Recipient..........................................12
         8.7 Taxes          ..................................................13
         8.8 Corporate Successors.............................................13
         8.9 Unclaimed Benefits...............................................13
         8.10 Words and Headings..............................................13



                             KERR-McGEE CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN
              (As Amended and Restated, Effective January 1, 2003)


     The Kerr-McGee Corporation Executive Deferred Compensation Plan (the "Plan") was established and has been maintained by Kerr-McGee Corporation (the "Company") to permit Eligible Employees to defer receipt of certain compensation. The Plan was initially effective as of January 1, 1991.

     The Company hereby adopts this amended and restated version of the Plan, effective January 1, 2003, pursuant to the terms and provisions set forth below:

                                    ARTICLE I

                                   DEFINITIONS

     Wherever  used  herein  the   following   terms  shall  have  the  meanings
hereinafter set forth:

     1.1. "Affiliate" means:

     (a) Any corporation other than the Company (i.e., either a subsidiary corporation or an affiliated or associated corporation of the Company), which together with the Company is a member of a "controlled group of corporations" within the meaning of Section 414(b) of the Code;

     (b) Any organization that is under "common control" with the Company as determined under Section 414(c) of the Code;

     (c) Any organization which together with the Company is a member of an "affiliated service group" within the meaning of Section 414(m) of the Code;

     (d) A limited liability company wholly owned by the Company; and

     (e) Any foreign affiliate of the Company which is covered by an agreement under Section 3121(b) of the Code.

     1.2. "Committee" means the Executive Compensation Committee or such other Committee as may be appointed by the Board of Directors of the Company from time to time.

     1.3. "Company" means Kerr-McGee Corporation or any successor corporation or other entity.

     1.4. "Deferral Form" means a written form provided by the Company pursuant to which an Eligible Employee may elect to defer amounts under the Plan.

     1.5. "Deferred Cash Account" means a bookkeeping account established under the Plan for each Participant electing to defer Eligible Income under Section 3.1.

     1.6. "Deferred Stock Award Account" means a bookkeeping account established under the Plan for each Participant electing to defer a Stock Award under
Section 4.1.

     1.7. "Disabled" means a mental or physical condition which qualifies the Participant as being disabled for purposes of any of the plans or programs of the employer that employs the Participant under which benefits, compensation, or awards are contingent upon a finding of disability or, in the opinion of the Committee, causes the Participant to be unable to perform his usual duties for the Company or its Affiliates.

     1.8. "Eligible Employee" means an Employee who is designated by the Committee as belonging to a "select group of management or highly compensated employees," as such phrase is defined under ERISA; is an executive of the Company or an Affiliate employed in a minimum salary grade or position, designated from time to time by the Committee; is a resident of the United States; and is paid on the Company's or its Affiliates' United States payroll. The Committee shall notify any Employee of his status as an Eligible Employee at such time and in such manner as the Committee shall determine. Any determination of the Committee regarding whether an Employee is an Eligible Employee shall be final and binding for all Plan purposes.

     1.9. "Eligible Income" means the regular base salary paid to an Eligible Employee by the Company or an Affiliate and shall not include irregular, non-recurring types of compensation ("Base Salary"). Eligible Income shall also include any award to an Eligible Employee under the Company's Annual Incentive Compensation Plan as it may be amended or modified from time to time or any successor plan ("AICP"), as well as any annual Performance Variable Incentive award provided under the Company's Surpassing Competitors Offers Rewards and Earnings program ("SCORE") (in the aggregate, "Incentive Awards").

     1.10. "Employee" means an individual who is an employee of the Company or its Affiliates. The term "Employee" shall not include a person hired as an independent contractor, leased employee, consultant or a person otherwise designated by the Company at the time of hire as not eligible to participate in the Plan, even if such person is determined to be an "employee" by any governmental or judicial authority.

     1.11. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.12. "Investment Options" means the investment options, as determined from time to time by the Committee, used to credit earnings, gains and losses on Participant Deferred Cash Account balances. Such Investment Options may include a fund invested primarily in Shares.

     1.13. "Normal Distribution Date" means the Participant's last day of service as an Employee.

     1.14. "Participant" means an Eligible Employee who elects to defer amounts under the Plan.

     1.15.   "Plan"  means  the  Kerr-McGee   Corporation   Executive   Deferred
Compensation Plan, as set forth herein and as amended from time to time.

     1.16. "Plan Year" means January 1 through December 31.

     1.17. "Restricted Stock" means an award of Shares which are subject to a risk of forfeiture upon the happening of certain events.

     1.18. "Shares" means shares of Company common stock.

     1.19. "Stock Award" means an award of options to purchase Shares, Restricted Stock, or a stock appreciation right granted by the Company to an Eligible Employee under an equity compensation plan sponsored by the Company or otherwise.


                                   ARTICLE II

                                  PARTICIPATION

     Any Eligible Employee shall be eligible to participate in the Plan. An Eligible Employee shall become a Participant by making a deferral election under
Section 3.1 or Section 4.1.


                                   ARTICLE III

                                 CASH DEFERRALS

     3.1 Deferral Elections. Deferrals may be made by a Participant with respect to the following types of Eligible Income, as permitted by the Committee:

     (a) Incentive Awards. An Eligible Employee may elect to defer none, all, or any portion of any Incentive Award that may be awarded by the Company or its Affiliates. The amount deferred shall be specified as a percentage of any Incentive Award granted to an Eligible Employee in a Deferral Year, in 1% increments, rounded to the nearest whole dollar. The minimum amount of an Incentive Award to be deferred shall be $5,000. Incentive Awards made with respect to a Deferral Year must be awarded by the Company or its Affiliates during such Deferral Year and be designated by the Company or its Affiliates as having been made with respect to such Deferral Year.

     (b) Base Salary. An Eligible Employee may elect to defer any portion of the Employee's bi-weekly Base Salary up to 25% (in 1% increments, rounded to the nearest whole dollar), provided that any such deferrals shall be limited so that the amount of the Eligible Employee's Base Salary less such deferrals for a Plan Year is not less than the limit on compensation in effect under Section 401(a)(17) of the Internal Revenue Code for such Plan Year.

     In order to defer Eligible Income earned during a Plan Year, an Eligible Employee shall file a Deferral Form with the Committee before the beginning of such Plan Year.

     3.2 Revision of Elections. If an Eligible Employee does not file a Deferral Form during a Plan Year, such Eligible Employee shall be deemed to have elected not to defer receipt of Eligible Income attributable to the Deferral Year immediately following the Plan Year.

     3.3 Crediting of Deferrals. Eligible Income deferred by a Participant under the Plan shall be credited to the Participant's Deferred Cash Account as soon as practicable after the amounts would have otherwise been paid to the Participant.

     3.4 Vesting. A Participant shall at all times be 100% vested in any amounts credited to his Deferred Cash Account.

     3.5 Earnings. The Company shall periodically credit gains, losses and earnings to a Participant's Deferred Cash Account, until the full balance of the Deferred Cash Account has been distributed. Amounts shall be credited to a Participant's Deferred Cash Account under this Section based on the results that would have been achieved had amounts credited to the Participant's Deferred Cash Account under Section 3.3 been invested as soon as practicable after crediting into the Investment Options selected by the Participant. The Committee shall specify procedures to allow Participants to make elections as to the deemed investment of amounts newly credited to their Deferred Cash Accounts, as well as the deemed investment of amounts previously credited to their Deferred Cash Accounts. Nothing in this Section or otherwise in the Plan, however, will require the Company to actually invest any amounts in such Investment Options or otherwise.

     3.6 Distributions of Deferred Cash Accounts.
         ----------------------------------------

     (a) Early Distribution. A Participant may elect in writing on a form supplied by the Company prior to the beginning of a Plan Year to have amounts deferred during the Plan Year (and earnings thereon) paid to the Participant in a lump sum on or about the first business day of April of the fifth Plan Year following the year of deferral. Such an election shall only be effective while the Participant continues to provide services to the Company until such payment date.

     (b) Normal Distribution. A Participant may elect to have payment of amounts that are to be paid on his Normal Distribution Date (the Participant's last day of service as an Employee) distributed in a lump sum or in annual installments for a period of 5, 10 or 15 years. Any such election shall be in writing on a form supplied by the Company and shall only be effective if filed with the Committee at least 12 months prior to the Participant's Normal Distribution Date. The first installment payment shall be made on a Participant's Normal Distribution Date, and subsequent installments shall be paid on or about the same date of each subsequent year. The amount of each installment payment shall be equal to the balance in the Participant's Deferred Cash Account as of the date of the payment divided by the number of remaining installment payments. Thus, if a Participant elects 10 annual installments, the first payment will equal 1/10th of the balance on the date of payment, the second payment will equal 1/9th of the balance on the date of payment, etc. If a Participant's Deferred Cash Account balance is $5,000 or less at the time of a scheduled installment payment, however, the full Deferred Cash Account balance shall be distributed at such time and no further payments shall be made to the Participant.

     (c) Disability. The Committee, in its sole discretion, may immediately accelerate the payment of all amounts due a Participant from his Deferred Cash Account if the Participant so requests and the Committee determines that the Participant has become Disabled.

     (d) General Rule. Absent an effective election under subsection (a) or (b) or a disability under subsection (c), a Participant's Deferred Cash Account balance shall be payable to him in a lump sum as soon as practicable after the Participant's last day of service as an Employee.

     3.7 Distributions Upon Death. If a Participant should die before distribution of the full balance of his Deferred Cash Account has been made, any remaining balance shall be distributed as soon as practicable to the beneficiary designated by the Participant in a writing delivered to the Committee prior to death. Distribution to the beneficiary shall be made in the method of payment separately designated by the Participant for payment of benefits to such beneficiary, which method must be permitted under Section 3.6. If no method is selected, the Deferred Cash Account shall be paid in the form of payment elected by and for the Participant. If a Participant has not designated a beneficiary or if no designated beneficiary is living on the date of distribution, such amount shall be distributed to the Participant's estate. The Committee, in its sole discretion, may elect to accelerate payment of any portion of the unpaid balance of any Deferred Cash Account.

     3.8 Manner of Payment. Any Deferred Cash Account balance or portion thereof to be distributed to a Participant or a beneficiary under the Plan shall be paid in cash. Notwithstanding the foregoing, if a portion of a Participant's Deferred Cash Account is deemed invested in an Investment Option primarily consisting of Shares, the number of such Shares deemed held in the Participant's Deferred Cash Account shall be distributed in lieu of their cash value. The value of any fractional Share deemed held in a Participant's Deferred Cash Account shall be paid in cash. The value of a fractional Share shall be determined for this purpose by the Committee.

     3.9 Consolidation of Payments. In any case where a Participant or beneficiary is receiving more than one benefit payment during a Plan Year, the Committee may, in its sole discretion, elect to consolidate such payments into a lesser number of payments.


                                   ARTICLE IV

                                 STOCK DEFERRALS

     4.1 Deferrals of Stock Awards. An Eligible Employee may elect on a Deferral Form to defer receipt of all or a portion of the amount payable under a Stock Award in accordance with the following procedures. Any such election shall be permitted only if and to the extent the terms of any plan or agreement governing the Stock Award permit such a deferral.

     (a) Stock Options and SARs. An Eligible Employee may elect to defer receipt of all or any portion of the gain attributable to a stock option or stock appreciation right award. Any such election must be made (1) at least six months prior to the date of exercise of the relevant portion of the stock option or stock appreciation right, and (2) before the Plan Year in which such portion of the award becomes vested. Further, the gain to be deferred must be based on a portion of the award that is unvested at the time of the deferral election. In the case of an option exercise, the Eligible Employee must tender unencumbered Shares equal in value to the total option exercise price and the Shares must have been held in the Eligible Employee's name for at least six months. Shares held in a Company-sponsored plan may not be used for this purpose.

     (b) Restricted Stock Awards. An Eligible Employee may elect to defer all or any portion of a Restricted Stock award. Any such election must be made at least 12 months before the date the restrictions on the deferred portion of the Award will lapse.

     4.2 Election Irrevocable. Once an election to defer a Stock Award is made by a Participant under Section 4.1, it shall be permanent and irrevocable.

     4.3 Crediting of Deferrals. Amounts deferred under Section 4.1 shall be credited to the Participant's Deferred Stock Award Account as soon as practicable after they would have been received by the Participant absent the deferral election. Amounts credited to a Participant's Deferred Stock Award Account shall be deemed immediately invested in Shares. Any dividends which would have been received had such amounts actually been invested in Shares will also be credited to the Participant's Deferred Stock Award Account and deemed immediately invested in additional Shares. A Participant shall at all times be 100% vested in any amounts credited to his Deferred Stock Award Account. Nothing in this Section or otherwise in the Plan, however, will require the Company to actually invest amounts credited to a Participant's Deferred Stock Award Account in Shares or otherwise.


     4.4 Distribution of Deferred Stock Award Accounts.
         ----------------------------------------------

     (a) Early Distribution. A Participant may elect in writing on a form supplied by the Company prior to the beginning of a Plan Year to have amounts deferred during the Plan Year (and earnings thereon) paid to the Participant in a lump sum on the first business day of April of the fifth Plan Year following the year of deferral. Such an election shall only be effective if the Participant continues to provide services to the Company until such payment date.

     (b) Normal Distribution. A Participant may elect to have payment of amounts that are to be paid on his Normal Distribution Date distributed in a lump sum or in annual installments for a period of 5, 10 or 15 years. Any such election shall be in writing on a form supplied by the Company and shall only be effective if filed with the Committee at least 12 months prior to the Participant's Normal Distribution Date. The first installment payment shall be made on a Participant's Normal Distribution Date, and subsequent installments shall be paid on or about the same date of each subsequent year. The number of Shares to be distributed in each installment payment shall be equal to the number of Shares deemed held in the Participant's Deferred Stock Award Account as of the date of the payment divided by the number of remaining installment payments. Thus, if a Participant elects 10 annual installments, the first installment will consist of 1/10th of the Shares deemed held in the Participant's Deferred Stock Award Account as of the date of the payment, the second installment will consist of 1/9th of the Shares deemed held in the Participant's Deferred Stock Award Account as of the date of the payment, etc. If a Participant's Deferred Stock Award Account balance is $5,000 or less at the time of a scheduled installment payment, however, the full Deferred Stock Award Account balance shall be distributed at such time and no further payments shall be made to the Participant.

     (c) Disability. The Committee, in its sole discretion, may immediately accelerate the payment of all amounts due a Participant from his Deferred Stock Award Account if the Participant so requests and the Committee determines that the Participant has become Disabled.

     (d) General Rule. Absent an effective election under subsection (a) or (b) or a disability under subsection (c), a Participant's Deferred Stock Award
Account balance shall be payable to him in a lump sum as soon as practicable after the Participant's last day of service as an Employee (the Normal Distribution Date).

     4.5 Distributions Upon Death. If a Participant should die before full distribution of his Deferred Stock Award Account has been made, any remaining Shares shall be distributed as soon as practicable to the beneficiary designated by the Participant in a writing delivered to the Committee prior to death.
Distribution to the beneficiary shall be made in the method of payment separately designated by the Participant for payment of benefits to such beneficiary, which method must be permitted under Section 4.4. If no method is selected, the Deferred Stock Award Account shall be paid in the form of payment elected by and for the Participant. If a Participant has not designated a beneficiary or if no designated beneficiary is living on the date of distribution, such amount shall be distributed to the Participant's estate. The Committee, in its sole discretion, may elect to accelerate payment of any portion of the unpaid balance of any Deferred Stock Award Account.

     4.6 Manner of Payment. All distributions under this Article IV shall be in the form of Shares, provided that the value of any fractional Share deemed held in a Participant's Deferred Stock Award Account shall be paid in cash. The value of a fractional Share shall be determined for this purpose by the Committee.

     4.7 Consolidation of Payments. In any case where a Participant or beneficiary is receiving more than one benefit payment during a Plan Year, the Committee may, in its sole discretion, elect to consolidate such payments into a lesser number of payments.


                                    ARTICLE V

                        IMMEDIATE IN-SERVICE WITHDRAWALS

     A Participant who is actively providing services to the Company may request an immediate withdrawal of an amount up to 100% of the balance of the Participant's accounts. Ten percent of the requested amount shall be forfeited from the Participant's accounts as a penalty for the immediate withdrawal. The minimum in-service withdrawal shall be the lesser of (i) $5,000 or (ii) the balance in the Participant's accounts.


                                   ARTICLE VI

                                 ADMINISTRATION

     6.1 General Administration. The Committee shall be responsible for the operation and administration of the Plan and for carrying out the provisions hereof. Any matter requiring interpretation of any Plan provision shall be made in the sole and absolute discretion of the Committee, which interpretation shall be final and conclusive on any party. The Committee shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Company with respect to the Plan.

     6.2  Effect  of  Taxation.  Any  provision  of the Plan  shall  cease to be operable and any action which may be taken under the terms of the Plan (including without limitation any Participant investment or distribution elections) shall cease to be available, to the extent such provision or permitted action would cause deferrals and earnings under the Plan to be treated as immediately taxable for federal income tax purposes for one or more Participants, as determined by the Committee, in its sole discretion. The Committee shall notify Participants of any determination under this Section as soon as practicable thereafter.

     6.3 Claims for Benefits.

     (a) Filing a Claim. A Participant or his authorized representative may file a claim for benefits under the Plan. Any claim must be in writing and submitted to the Committee at such address as may be specified from time to time. Claimants will be notified in writing of approved claims, which will be processed as claimed. A claim is considered approved only if its approval is communicated in writing to a claimant.

     (b) Denial of Claim. In the case of the denial of a claim respecting benefits paid or payable with respect to a Participant, a written notice will be furnished to the claimant within 90 days of the date on which the claim is received by the Committee. If special circumstances (such as for a hearing) require a longer period, the claimant will be notified in writing, prior to the expiration of the 90-day period, of the reasons for an extension of time; provided, however, that no extensions will be permitted beyond 90 days after the expiration of the initial 90-day period.

     (c) Reasons for Denial. A denial or partial denial of a claim will be dated and signed by the Committee and will clearly set forth:

         (i)   the specific reason or reasons for the denial;

         (ii) specific reference to pertinent Plan provisions on which the denial is based;

         (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (iv) an explanation of the procedure for review of the denied or partially denied claim set forth below, including the claimant's right to bring a civil action under ERISA section 502(a) following an adverse benefit determination on review.

     (d) Review of Denial. Upon denial of a claim, in whole or in part, a claimant or his duly authorized representative will have the right to submit a written request to the Committee for a full and fair review of the denied claim by filing a written notice of appeal with the Committee within 60 days of the receipt by the claimant of written notice of the denial of the claim. A claimant or the claimant's authorized representative will have, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits and may submit issues and comments in writing. The review will take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

     If the claimant fails to file a request for review within 60 days of the denial notification, the claim will be deemed abandoned and the claimant precluded from reasserting it. If the claimant does file a request for review, his request must include a description of the issues and evidence he deems relevant. Failure to raise issues or present evidence on review will preclude those issues or evidence from being presented in any subsequent proceeding or judicial review of the claim.

     (e) Decision Upon Review. The Committee will provide a prompt written decision on review. If the claim is denied on review, the decision shall set forth:

         (i)   the specific reason or reasons for the adverse determination;

         (ii) specific reference to pertinent Plan provisions on which the adverse determination is based;

         (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

         (iv) a statement describing any voluntary appeal procedures offered by the Plan and the claimant's right to obtain the information about such procedures, as well as a statement of the claimant's right to bring an action under ERISA section 502(a).

     A decision will be rendered no more than 60 days after the Committee's receipt of the request for review, except that such period may be extended for an additional 60 days if the Committee determines that special circumstances (such as for a hearing) require such extension. If an extension of time is required, written notice of the extension will be furnished to the claimant before the end of the initial 60-day period.

     To the extent of its responsibility to review the denial of benefit claims, the Committee will have full authority to interpret and apply in its discretion the provisions of the Plan. The decision of the Committee will be final and binding upon any and all claimants, including, but not limited to, Participants, and any other individuals making a claim through them.

     (f) Other Procedures. Notwithstanding the foregoing, the Committee may, in its discretion, adopt different procedures for different claims without being bound by past actions. Any procedures adopted, however, shall be designed to afford a claimant a full and fair review of his claim and shall comply with applicable regulations under ERISA.

     (g) Finality of Determinations; Exhaustion of Remedies. To the extent permitted by law, decisions reached under the claims procedures set forth in this Section shall be final and binding on all parties. No legal action for benefits under the Plan shall be brought unless and until the claimant has exhausted his remedies under this Section. In any such legal action, the claimant may only present evidence and theories which the claimant presented during the claims procedure. Any claims which the claimant does not in good faith pursue through the review stage of the procedure shall be treated as having been irrevocably waived. Judicial review of a claimant's denied claim shall be limited to a determination of whether the denial was an abuse of discretion based on the evidence and theories the claimant presented during the claims procedure. Any suit or legal action initiated by a claimant under the Plan must be brought by the claimant no later than one year following a final decision on the claim for benefits by the Committee. The one-year limitation on suits for benefits will apply in any forum where a claimant initiates such suit or legal action.

     (h) Effect of Committee Action. The Plan shall be interpreted by the Committee in accordance with the terms of the Plan and their intended meanings. However, the Committee shall have the discretion to make any findings of fact needed in the administration of the Plan, and shall have the discretion to interpret or construe ambiguous, unclear or implied (but omitted) terms in any fashion they deem to be appropriate in their sole judgment. The validity of any such finding of fact, interpretation, construction or decision shall not be given de novo review if challenged in court, by arbitration or in any other forum, and shall be upheld unless clearly arbitrary or capricious. To the extent the Committee has been granted discretionary authority under the Plan, the Committee's prior exercise of such authority shall not obligate it to exercise its authority in a like fashion thereafter. If, due to errors in drafting, any Plan provision does not accurately reflect its intended meaning, as demonstrated by consistent interpretations or other evidence of intent, or as determined by the Committee in it sole and exclusive judgment, the provision shall be considered ambiguous and shall be interpreted by the Committee in a fashion consistent with its intent, as determined by the Committee in its sole discretion. The Committee, without the need for approval by the Company's Board of Directors, may amend the Plan retroactively to cure any such ambiguity. This Section may not be invoked by any person to require the Plan to be interpreted in a manner which is inconsistent with its interpretation by the Committee. All actions taken and all determinations made in good faith by the Committee shall be final and binding upon all persons claiming any interest in or under the Plan.

     6.4 Indemnification. To the extent not covered by insurance, the Company shall indemnify the Committee, each employee, officer, director, and agent of the Company, and all persons formerly serving in such capacities, against any and all liabilities or expenses, including all legal fees relating thereto, arising in connection with the exercise of their duties and responsibilities with respect to the Plan, provided however that the Company shall not indemnify any person for liabilities or expenses due to that person's own gross negligence or willful misconduct.

                                   ARTICLE VII

                            AMENDMENT OR TERMINATION

     7.1 Amendment or Termination. The Company intends the Plan to be permanent but reserves the right to amend or terminate the Plan when, in the sole discretion of the Company, such amendment or termination is advisable.

     7.2 Effect of Amendment or Termination. No amendment or termination of the Plan shall adversely affect the rights of any Participant to amounts credited to his Deferred Cash Account or his Deferred Stock Award Account as of the effective date of such amendment or termination. Upon termination of the Plan, distribution of balances in Plan Deferred Cash Accounts and Shares deemed held in Deferred Stock Award Accounts shall be made to Participants and beneficiaries in the manner and at the time described in Articles III and IV of the Plan, unless the Company determines in its sole discretion that all such amounts shall be distributed immediately upon termination. Upon termination of the Plan, no further deferrals of Eligible Income or Stock Awards shall be permitted; however, earnings, gains and losses shall continue to be credited to Participants' Deferred Cash Accounts in accordance with Article III until the Deferred Cash Accounts are fully distributed and deemed dividends on deferred Stock Awards shall continue to be treated as invested in additional Shares in accordance with Article IV.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     8.1 Rights Unsecured. The right of a Participant or his beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company, and neither the Participant nor his beneficiary shall have any rights in or against any amount credited to any Deferred Cash Accounts or Deferred Stock Award Accounts under this Plan or any other assets of the Company. The Plan at all times shall be considered entirely unfunded for tax purposes. Any funds set aside by the Company for the purpose of meetings its obligations under the Plan, including any amounts held by a trustee, shall continue for all purposes to be part of the general assets of the Company and shall be available to its general creditors in the event of the Company's bankruptcy or insolvency.

     8.2 No Guarantee of Benefits. Nothing contained in the Plan shall constitute a guarantee by the Company or any other person or entity that the assets of the Company will be sufficient to pay any benefits hereunder.

     8.3 No Enlargement of Rights. No Participant or beneficiary shall have any right to receive a distribution under the Plan except in accordance with the terms of the Plan. Establishment of the Plan shall not be construed to give any Participant the right to continue to provide services to the Company.

     8.4 Spendthrift Provision. No interest of any person in, or right to receive a distribution under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a distribution be taken, either voluntarily or involuntarily for the satisfaction of the debts of, or other obligations or claims against, such person.

     8.5 Applicable Law. To the extent not preempted by federal law, the Plan shall be governed by the laws of the State of Oklahoma.

     8.6 Incapacity of Recipient. If any person entitled to a distribution under the Plan is deemed by the Company to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until a claim for such payment shall have been made by a duly appointed guardian or other legal representative of such person, the Company may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan with respect to the payment.

     8.7 Taxes. The Company or other payor may withhold from a benefit payment under the Plan any federal, state or local taxes required by law to be withheld with respect to such payment, and shall report such payments and other
Plan-related information to the appropriate governmental agencies as required under applicable laws.

     8.8 Corporate Successors. The Plan and the obligations of the Company under the Plan shall become the responsibility of any successor to the Company by reason of a transfer or sale of assets of the Company or by the merger or consolidation of the Company into or with any other corporation or other entity.

     8.9 Unclaimed Benefits. Each Participant shall keep the Company informed of his current address and the current address of his designated beneficiary. The Company shall not be obligated to search for the whereabouts of any person if the location of a person is not made known to the Company.

     8.10 Words and Headings. Words in the masculine gender shall include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings used herein are included for ease of reference only, and are not to be construed so as to alter the terms hereof.


     IN WITNESS WHEREOF, KERR-McGEE CORPORATION has caused this Kerr-McGee Corporation Executive Deferred Compensation Plan to be executed by its duly authorized officers on this 16th day of December, 2002.


                                                       KERR-McGEE CORPORATION

ATTEST:


(John F. Reichenberger)                                By: (Gregory F. Pilcher)
-----------------------                                    --------------------
John F. Reichenberger,
Assistant Secretary